REAVES UTILITY INCOME FUND
1290 Broadway, Suite 1000
Denver, CO 80203
(800) 644-5571

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 5, 2021

To the Shareholders of Reaves Utility Income Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of the Reaves Utility Income Fund (the “Fund”) will be held via virtual format by conference call, on April 5, 2021 at 10:00 a.m. (Mountain Time), for the following purposes:

1.	To elect two (2) Trustees of the Fund, to be elected by the holders of the Fund’s Shares (“Shares”) (PROPOSAL 1); and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on February 1, 2021 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees

Bradley J. Swenson
President

February 22, 2021

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REAVES UTILITY INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS

APRIL 5, 2021

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Reaves Utility Income Fund (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund to be held via virtual format by conference call on April 5, 2021 at 10:00 a.m. (Mountain Time) and at any adjournments thereof (the “Meeting”). Shareholders who plan to attend the Meeting virtually and vote should call 800-644-5571 or visit the Fund’s website, at www.utilityincomefund.com, to obtain directions.

To participate in the Meeting, you will need to send an email to shareholdermeetings@computershare.com no later than March 30, 2021 at 5:00pm EST, which includes your full name and address. You will then receive an email back from Computershare Fund Services (“Computershare”) containing the dial–in information and instructions for participating in the Meeting. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to participate in the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. EST, on March 30, 2021. You will then receive an email back from Computershare containing the conference call dial-in information and instructions for participating in the Meeting.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of DST Systems, Inc. (“DST”) (the Fund’s transfer agent), ALPS Fund Services, Inc. (“ALPS”) (the Fund’s administrator) and affiliates of DST, ALPS or other representatives of the Fund also may solicit proxies by telephone or Internet. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by ALPS. ALPS will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of Fund shares. In addition, the Fund has engaged Computershare to assist in the proxy effort for the Fund. Under the terms of the engagement, Computershare will be providing a web-site for the dissemination of these proxy materials and tabulation services.

THE FUND’S MOST RECENT ANNUAL REPORT INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2020, AND THE PROXY MATERIALS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1290 BROADWAY, SUITE 1000, DENVER, COLORADO 80203 OR BY CALLING THE FUND AT 800-644-5571 OR VIA THE INTERNET AT WWW.UTILITYINCOMEFUND.COM.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted “FOR” the proposal listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by virtually attending the Meeting and voting his or her Shares by conference call or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those Shares present at the Meeting by conference call or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The close of business on February 1, 2021 has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Fund has one class of capital stock (common shares) which is referred to herein as the Shares (the “Shares”). The holders of Shares are each entitled to one vote for each full Share and an appropriate fraction of a vote for each fractional Share held. As of the Record Date, there were 55,696,940 outstanding Shares.

The following table shows the ownership of Shares by each of the Trustees and Executive Officers of the Fund as a group as of December 31, 2020.

Trustees
Name & Addresses[1]	Percentage of Shares Held[2]	Total Shares Owned[2]
Non-Interested Trustees
Mary K. Anstine	Less than 1%	1,779
Jeremy W. Deems	None	None
Michael F. Holland	Less than 1%	1,000
E. Wayne Nordberg	Less than 1%	6,400
Larry W. Papasan	Less than 1%	4,552
Interested Trustee
Jeremy O. May	Less than 1%	1,832
All Trustees and Executive Officers as a group	Less than 1%	15,563

1.	The mailing address for each Trustee is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
2.	Shares are held with sole power over voting and disposition.

To the Fund’s knowledge, there was no entity or person that beneficially owned more than 5% of the Fund’s voting securities as of February 1, 2021. This information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission (“SEC”).

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL 1:
TO ELECT TWO (2) TRUSTEES OF THE FUND

NOMINEES FOR THE BOARD

The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class of Trustees expires. E. Wayne Nordberg’s and Larry W. Papasan’s terms will expire at the Meeting. Mr. Nordberg and Mr. Papasan have been nominated by the Board for a three-year term to expire at the Fund’s 2024 Annual Meeting of Shareholders or until their successors are duly elected and qualified. At a Board meeting held on December 14, 2020, the Board approved the nomination of Mr. Nordberg and Mr. Papasan to stand for election as Trustees for three-year terms, to expire at the Fund’s 2024 Annual Meeting of Shareholders, or until their successors are duly elected or qualified.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to be named in this Proxy Statement and to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Each Nominee’s Professional Experience And Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Nominee that warranted their consideration as a Trustee candidate to the Board of the Fund which is registered under the Investment Company Act of 1940, as amended (“1940 Act”).

E. Wayne Nordberg – Mr. Nordberg is currently the Chairman and Chief Investment Officer of Hollow Brook Wealth Management, LLC, a private investment management firm serving family offices, foundations, charities and pensions. He has over 50 years of experience in investment research and portfolio management. Mr. Nordberg also currently serves as a Director of Annaly Capital Management, Inc., the largest mortgage real estate investment trust listed on the New York Stock Exchange. In addition, he is also currently serving on the Board of Directors of PetroQuest Energy, Inc., an oil and gas exploration company. From 2003 to 2007, Mr. Nordberg was a Senior Director at Ingalls & Snyder LLC, a privately owned registered investment advisor. He also formerly served on the Board of Directors of Lord, Abbett & Co., a mutual fund family, from 1988 to 1998. Mr. Nordberg has served as Trustee of the Fund since 2012. Mr. Nordberg also serves as a member of the Fund’s Audit Committee and Nominating and Corporate Governance Committee. The Board, in its judgment of Mr. Nordberg’s extensive experience in senior management positions with a variety of portfolio management firms and as a board director for a variety of companies, believes that Mr. Nordberg contributes a tenured perspective to the Board.

Larry W. Papasan – Mr. Papasan is currently a Trustee or Director of Mimedx, Inc. AxioMed Spine, BioMedical Tissues Technologies, Bionova, Inc., and MEDOVEX Corp. (formerly known as Spinez Corp.), each a medical services company. Mr. Papasan is also currently a Trustee or Director of SSR Engineering and Triumph Bankshares, Inc. Mr. Papasan was a former Trustee of First Funds mutual fund complex from 1992 to 2005, Chairman and President of Smith & Nephew, Inc. from 1991 to 2002 and President of Memphis Light Gas and Water Division during his 28 year tenure. Mr. Papasan has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s ongoing oversight of the Fund officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Fund’s multiple service providers. Mr. Papasan has served as a Trustee for the Fund since its inception. Mr. Papasan also serves as a member of the Fund’s Audit Committee and the Nominating and Corporate Governance Committee. The Board, in its consideration of Mr. Papasan’s nearly 40 years of professional experience in a variety of senior management positions in a diverse group of industries at numerous stages of the corporate lifecycle, believes Mr. Papasan’s experiences complements the professional composition of the current Board.

Information About Each Other Trustee’s Professional Experience And Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee that warranted their consideration as a Trustee to the Board of the Fund.

Jeremy W. Deems – Mr. Deems is currently Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, an investment management firm, and a co- portfolio manager of the Shelton Green Alpha Fund. Mr. Deems was formerly the Chief Financial Officer and Treasurer of Forward Management, LLC, an investment management firm, ReFlow Management Co., LLC, a liquidity resourcing company, and ReFlow Fund, LLC, a private investment fund. Mr. Deems was also Chief Financial Officer and Treasurer of Sutton Place Management, LLC, an administrative services company, from 2004 and 2007. Prior to that, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC. Mr. Deems currently serves as a Trustee of ALPS ETF Trust, Financial Investors Trust, ALPS Variable Investment Trust and Clough Funds Trust. In addition, Mr. Deems held a Certified Public Accountant license from August 2001 to February 2017. Mr. Deems has been a Trustee since 2008 for the Fund. Mr. Deems also serves as a Chairman of the Fund’s Audit Committee and as a member of the Fund’s Nominating & Corporate Governance Committee. Mr. Deems has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Fund officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Fund’s multiple service providers. The Board, in its judgment of Mr. Deems’ professional experience in management and oversight of firms specializing in financial services and as a Trustee of several other investment companies with diverse product lines, believes Mr. Deems contributes an extensive experience in investment company operations and accounting oversight to the Board.

Jeremy O. May – Mr. May is COO of Magnifi LLC and Founder and CEO of Paralel Technologies LLC. Mr. May joined ALPS in 1995 and served as the President of the Fund, President of ALPS Fund Services, Inc., ALPS Portfolio Solutions Distributors, Inc. and ALPS Distributors, Inc. and Executive Vice President of ALPS Holdings Inc. and ALPS Advisors, Inc. until June 2019. Jeremy is also a Trustee and Director of the University of Colorado Foundation, currently serving as Vice Chair, and is on the board of directors of the A.V. Hunter Trust, the oldest private foundation in Colorado. Mr. May is an interested trustee of The ALPS Series Trust, an open-end series trust, and is an independent director and Chair of the Board of Directors of the Bow River Evergreen Fund, an interval fund focused on private equity investments, and the New Age Alpha Trust, an ETF trust.

Mary K. Anstine – Ms. Anstine was President and Chief Executive Officer of HealthOne Alliance in Denver, Colorado from 1995 to 2004. Ms. Anstine has also served in various executive positions with several philanthropic organizations such as the AV Hunter Trust, Colorado Uplift Board. Prior to that, Ms. Anstine was an Executive Vice President of First Interstate Bank of Denver, Colorado and formerly a Director of Trust Bank of Colorado. In addition, Ms. Anstine served on the Executive Committee of the American Bankers Association. Ms. Anstine also currently serves as a Trustee of ALPS ETF Trust, Financial Investors Trust, and ALPS Variable Investment Trust. Ms. Anstine has served as a Trustee for the Fund since its inception. Ms. Anstine also serves as a member of the Fund’s Audit Committee and Nominating and Corporate Governance Committee. Ms. Anstine has further enhanced her experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Fund’s officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Fund’s multiple service providers. The Board, in its judgment of Ms. Anstine’s professional experience in management and oversight of a variety corporate and non-profit organization and as a Trustee of several other investment companies, believes Ms. Anstine contributes a seasoned perspective to the Board.

Michael F. Holland – Mr. Holland is currently the Chairman of Holland & Company, an investment management firm, since 1995 and has over 40 years of experience in the financial services industry. Mr. Holland also currently serves as Co-Chairman and Trustee of State Street Master Funds, and as a Director or Trustee of Blackstone Real Estate Income Fund, Blackstone Real Estate Income Funds, Blackstone Credit Funds, Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone Real Estate Income Master Fund. Mr. Holland began his career at J.P. Morgan in 1968 spending twelve years managing both equity and fixed income assets for major institutional clients and high net worth individuals. He also served as Chief Executive Officer of First Boston Asset Management in the early 1980’s and later served as Chairman of Salomon Brothers Asset Management. He has also been a General Partner of the Blackstone Group, Chief Executive Officer of Blackstone Alternative Asset Management and a former Vice Chairman of Oppenheimer & Co., Inc. Mr. Holland has served as a Trustee for the Fund since its inception. Mr. Holland also serves as a member of the Fund’s Audit Committee and Nominating and Corporate Governance Committee. Mr. Holland has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Fund officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Fund’s multiple service providers. The Board, in its judgment of Mr. Holland’s professional experience in efficient and effective operations of an investment adviser and oversight of closed- end investment companies, believes Mr. Holland contributes a wealth of industry experience in investment company operations to the Board.

Additional information regarding each Nominee’s and Trustee’s current age, principal occupations and other directorships, if any, that have been held by the Trustees for the past five years is provided in the table below.

Leadership Structure of the Board

The Board, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. Mr. Deems, the Chairman of the Board (“Chairman”), is an Independent Trustee. The Trustees also complete an annual self-assessment during which the Trustees review their overall structure and consider where and how its structure remains appropriate in light of the Fund’s current circumstances. The Chairman’s role is to preside at all meetings of the Board and in between Board meetings to generally act as the liaison between the Board and the Fund’s officers, attorneys and various other service providers, including but not limited to, the Fund’s investment adviser, administrator and other such third parties servicing the Fund.

The Board has two standing committees, each of which enhances the leadership structure of the Board: the Audit Committee and the Nominating and Corporate Governance Committee. The Audit Committee and the Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are Independent Trustees.

Oversight of Risk Management

The Fund is confronted with a multitude of risks, such as investment risk, counter party risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board recognizes that not all risk that may affect the Fund can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Fund’s limited resources to moderate. As a result of these realities, the Board, through its oversight and leadership, has and will continue to deem it necessary for shareholders of the Fund to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its prospectus, statement of additional information and other related documents.

However, as required under the 1940 Act, the Board has adopted on the Fund’s behalf a risk program that mandates the Fund’s various service providers, including the investment adviser, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of such adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund. The Board fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Fund’s Chief Compliance Officer (“CCO”) that (1) evaluate the operation, policies and procedures of the Fund’s service providers, (2) makes known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report, and (3) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Trustees meet quarterly in executive sessions without the presence of any Interested Trustees, the investment adviser, the administrator, or any of their affiliates. This configuration permits the Independent Trustees to effectively receive information and have private discussions necessary to perform its risk oversight role, exercise independent judgment, and allocate areas of responsibility between the full Board, its various committees and certain officers of the Fund. Furthermore the Independent Trustees have engaged independent legal counsel and auditors to assist the Independent Trustees in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board has determined its leadership role concerning risk management, as one of oversight and not active management of the Fund’s day-to-day risk management operations.

ADDITIONAL INFORMATION ABOUT NOMINEES,
TRUSTEES AND OFFICERS

Set forth in the tables below are the Nominees for election to the Board of the Fund, existing Trustees and officers, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Position(s) Held with the Fund, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee or Nominee[4]
Non-Interested Nominees
E. Wayne Nordberg Trustee 1938	Since 2012*

Mr. Nordberg is currently the Chairman and Co-Chief Investment Officer of Hollow Brook Wealth Management, LLC, a private investment management firm. Mr. Nordberg was formerly a Senior Director at Ingalls & Snyder LLC, a privately owned registered investment adviser.

None.
Larry W. Papasan Trustee 1940	Since Inception*	Mr. Papasan is currently a Director/Trustee of Bionova, Inc. and Cagenix Inc., each a medical services company; and Triumph Bankshares Inc., a financial institution.	Mr. Papasan is a Director/Trustee of Bionova, Inc.; Cagenix Inc.; and Triumph Bankshares Inc.
Non-Interested Trustees
Mary K. Anstine Trustee 1940	Since Inception***

Ms. Anstine is also a Trustee of A.V. Hunter Trust. Ms. Anstine was formerly a Director of the Bank of Colorado (later purchased and now known as Northern Trust Bank), and a member of The American Bankers Association and Trust Executive Committee.

Ms. Anstine is Trustee of ALPS ETF Trust (16 funds); Financial Investors Trust (31 funds); and ALPS Variable Investment Trust (7 funds).
Michael Holland Trustee 1944	Since Inception***	Mr. Holland is Chairman of Holland & Company, an investment management company.

Mr. Holland is a Director/Trustee of Blackstone Real Estate Income Funds (2 Funds); Blackstone Credit Funds. (3 Funds); Blackstone Real Estate Income Master Fund (1 fund); Blackstone / GSO Floating Rate Enhanced Income Fund (1 Fund); and State Street Master Funds (5 funds).

Name, Position(s) Held with the Fund, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee or Nominee[4]
Jeremy W. Deems Chairman and Trustee 1976	Chairman Since 2017 Trustee Since 2008**

Mr. Deems is the Co-Founder, Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment adviser, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was Chief Financial Officer and Treasurer of Forward Management, LLC, ReFlow Management, Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company from 2004 to 2007.

Mr. Deems is a Trustee of ALPS ETF Trust (16 funds); Financial Investors Trust (32 funds); Clough Funds Trust (1); and ALPS Variable Investment Trust (7 funds).
Interested Trustee
Jeremy O. May[3] Trustee 1970	Trustee Since 2009**

Mr. May is currently COO of Magnifi LLC and is CEO and Founder of Paralel Technologies, LLC. Mr. May previously served as President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc., working at ALPS from June 1995 until June 2019. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.

Mr. May is a Trustee of ALPS Series Trust (9 funds). Mr. May also serves on the Board of Directors of The Bow River Evergreen Fund (as of 2020) and the New Age Alpha Trust (as of 2020).
Officers
Bradley J. Swenson President 1972	President Since 2019

Mr. Swenson joined ALPS Fund Services, Inc. in 2004 and has served as its President since June 2019. He also served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).

N/A

Name, Position(s) Held with the Fund, Address[1], and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee or Nominee[4]
Karen S. Gilomen Secretary 1970	Secretary Since 2016

Ms. Gilomen joined ALPS Fund Services, Inc. in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen served as Vice President – General Counsel and Chief Compliance Officer at Monticello Associates, Inc. from 2010 to 2016. Ms. Gilomen also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust and Assistant Secretary of the WesMark Funds.

N/A
Kelly McEwen Treasurer 1984	Treasurer Since 2020

Ms. McEwen joined ALPS Fund Services, Inc. in August 2019 and is currently Vice President and Fund Controller. Ms. McEwen also serves as Treasurer of Clough Global Long/Short Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund, and Cambria ETF Trust. Ms. McEwen was formerly Assistant Director of Financial Reporting at Invesco Ltd. in 2019 and Assistant Vice President of Fund Treasury at OppenheimerFunds, Inc. from 2015-2018.

N/A
Ted W. Uhl Chief Compliance Officer 1974	Chief Compliance Officer Since 2015

Mr. Uhl joined ALPS Fund Services, Inc. in October 2006, and is currently Deputy Compliance Officer. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Financial Investors Trust, Granite Shares ETF Trust, and XAI Octagon Credit Opportunities Alternative Registered Trust.

N/A

1	Address: 1290 Broadway, Suite 1000, Denver, Colorado 80203.
2

The Trust commenced operations on February 24, 2004. The Fund’s Board of Trustees is divided into three classes, each class serves for a term of three years. Each year the term of office of one class expires and the successors elected to such class serve for a term of three years.

*	Term expires at the Trust’s 2021 Annual Meeting of Shareholders.
**	Term expires at the Trust’s 2022 Annual Meeting of Shareholders.
***	Term expires at the Trust’s 2023 Annual Meeting of Shareholders.
3	Mr. May is considered to be an “interested person” (as defined in the 1940 Act) because of his prior affiliation with ALPS, which acts as the Fund’s administrator.
4	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Trustee.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FUND COMPLEX FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

Set forth in the table below is the dollar range of equity securities held in the Fund by each of the Fund’s Trustees. Since the Fund is not affiliated or associated with any “Fund Complex,” as defined under the 1940 Act, the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee and nominee for election as Trustee is not applicable to the Fund.

Name of Trustee	Trustees Dollar Range of Equity Securities Held in the Fund[1,2]
Non-Interested Trustees
Mary K. Anstine	$50,001-$100,000
Jeremy W. Deems	None
Michael F. Holland	$10,001-$50,000
E. Wayne Nordberg	$100,001-$500,000
Larry W. Papasan	$100,001-$500,000
Interested Trustee
Jeremy O. May	$50,001-$100,000

1.

This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2020. “Beneficial Ownership” is determined in accordance with Section 16a-1(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

2.	Ownership amount constitutes less than 1% of the total shares outstanding.

Independent Trustee Transactions/Relationships with Fund Affiliates

As of December 31, 2020, neither Independent Trustees/Nominees (as such term is defined by the NYSE American LLC listing standards (“NYSE American”)) nor members of their immediate families owned securities, beneficially or of record, of Reaves Asset Management (the “Adviser”), or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Adviser. In addition, over the past five years, neither Independent Trustees/Nominees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates. Further, during each of the last two fiscal years, neither Independent Trustees/Nominees nor members of their immediate families have conducted any transactions (or series or transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliates was a party.

AUDIT COMMITTEE

The role of the Fund’s Audit Committee is to assist the Board in its oversight of (i) the quality and integrity of the Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with legal and regulatory requirements, and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board on September 14, 2020. The Charter is available at the Fund’s website, www.utilityincomefund.com. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board and to the Audit Committee, as representatives of shareholders. The independent accountants for the Fund report directly to the Audit Committee.

Based on the findings of the Board, the Board has determined that it has two “audit committee financial experts,” as defined in the rules promulgated by the SEC, and as required by the NYSE American listing standards; namely, Messrs. Deems and Holland.

The Audit Committee met three times during the fiscal year ended October 31, 2020. The Audit Committee is composed of all five of the Fund’s Independent Trustees (as such term is defined by the NYSE American listing standards); namely, Ms. Mary K. Anstine and Messrs. Jeremy W. Deems, Michael F. Holland, E. Wayne Nordberg and Larry W. Papasan. None of the members of the Audit Committee is an “interested person” of the Fund.

Audit Committee Report

At a meeting held on December 14, 2020, the Audit Committee reviewed and discussed with management of the Fund and the independent accountants, Deloitte & Touche LLP (“Deloitte”), the audited financial statements of the Fund as of and for the fiscal year ended October 31, 2020, and discussed the audit of such financial statements with Deloitte.

In addition, the Audit Committee discussed with the independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC and received the written disclosures and letter required by the PCAOB regarding the relationships between Deloitte and the Fund and the impact that any such relationships might have on the objectivity and independence of Deloitte. The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the Fund’s independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended October 31, 2020.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD

Jeremy W. Deems, Chairman

Mary K. Anstine

Michael F. Holland

E. Wayne Nordberg

Larry W. Papasan

December 14, 2020

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Board has a Nominating and Corporate Governance Committee composed of all five Independent Trustees as such term is defined by the NYSE American listing standards; namely, Ms. Mary K. Anstine and Messrs. Jeremy W. Deems, Michael F. Holland, E. Wayne Nordberg, and Larry W. Papasan. The Nominating and Corporate Governance Committee met twice during the fiscal year ended October 31, 2020. None of the members of the Nominating and Corporate Governance Committee are “interested persons” of the Fund. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Trustees in the event that a position is vacated or created.

The Nominating and Corporate Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board, the qualifications of the candidate and the interests of shareholders. The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a Trustee of the Fund, nor has it adopted a formal diversity policy, but it may consider diversity of professional experience, education and skills when evaluating potential nominees. Any notice by a shareholder that the shareholder wishes to recommend a person for election as a Trustee must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting; (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business or nomination; (iii) a representation that the shareholder is a holder of record of stock of the Fund entitled to vote at such meeting and intends to appear by conference call or by proxy at the meeting to present such proposal or nomination; (iv) the class and number of shares of the capital stock of the Fund, which are beneficially owned by the shareholder and, if applicable, the proposed nominee to the Board; (v) any material interest of the shareholder or nominee in such business; (vi) the extent to which such shareholder (including such shareholder’s principals) or the proposed nominee to the Board has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss or risk of changes in the value of the common stock or the daily quoted market price of the Fund held by such shareholder (including such shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; and (vii) in the case of a nomination of any person for election as a Trustee, such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the 1934 Act.

The shareholder recommendation described above must be sent to the Fund’s Secretary c/o ALPS Fund Services, Inc. The Fund’s Nominating and Corporate Governance Committee has adopted a charter and is available on the Fund’s website www.utilityincomefund.com.

COMPENSATION COMMITTEE

The Fund does not have a compensation committee.

Other Board Related Matters

The Fund does not require Trustees to attend the Meeting. No Trustees attended the Fund’s Annual Meeting of Shareholders in 2020.

The following table sets forth certain information regarding the compensation of the Fund’s Trustees for the fiscal year ended October 31, 2020.

Name of person and Position	Aggregate Compensation Paid from the Fund*
Non-Interested Trustees
Mary K. Anstine, Trustee	$45,000
Jeremy W. Deems, Chairman of the Board and Trustee	$60,000
Michael F. Holland, Trustee	$45,000
E. Wayne Nordberg Trustee	$45,000
Larry Papasan, Trustee	$45,000
Interested Trustee
Jeremy O. May, Trustee	$37,500

*	Represents the total compensation paid to such persons during the fiscal year ended October 31, 2020 by the Fund. The Fund is not a member or affiliate of any Fund Complex.

Effective January 1, 2020, the Fund paid each Independent Trustee and Interested Trustee an annual retainer of $30,000 plus $5,000 per meeting attended in person and by telephone, together with the Trustee’s actual out-of-pocket expenses relating to their attendance at such meetings. Mr. Deems receives an additional per meeting fee equal to $2,000 per meeting attended in person and by telephone as Chairman of the Board and an additional per meeting fee equal to $2,000 per meeting attended in person and by telephone as the Audit Committee Chairman. Prior to January 1, 2020 , the Fund paid each Independent Trustee not affiliated with ALPS or the Adviser or their affiliate an annual retainer of $20,000, plus $2,500 for each meeting attended in person and by telephone, together with the Trustee’s actual out-of-pocket expenses relating to their attendance at such meetings. Mr. Deems received an additional per meeting fee equal to $2,000 per meeting attended in person and by telephone as Chairman of the Board and an additional per meeting fee equal to $1,000 Chairman of the Audit Committee. The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to all Trustees during the fiscal year ended October 31, 2020 amounted to $277,500.

The Fund does not have a pension or retirement plan. Trustees and Officers of the Fund who are employed by ALPS or the Adviser receive no compensation or expense reimbursement from the Fund.

During the fiscal year ended October 31, 2020, the Trustees of the Fund met four times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any committee of which he or she is a member.

REQUIRED VOTE

The election of each of the listed Nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Shares represented at the Meeting, if a quorum is present.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending October 31, 2021. The Fund knows of no direct financial or material indirect financial interest of Deloitte in the Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2020 and 2019 were $39,500 and $39,500, respectively.

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported above under “Audit Fees” for fiscal years 2020 and 2019 were $0 and $0, respectively.

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte for tax compliance, tax advice and tax planning for fiscal years 2020 and 2019 were $7,400 and $7,400, respectively. These fees were for services for the review of federal and state income tax returns, December dividend distributions and compliance with Revenue Rule 89-91 of the Internal Revenue Code.

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Deloitte other than the services reported in above under Audit Fees, Audit-Related Fees and Tax Fees for fiscal years 2020 and 2019 were $7,500 and $7,500, respectively.

Non-Audit Fees: The aggregate non-audit fees billed in each of the last two fiscal years for services provided by Deloitte to the Fund, the Adviser and to entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund for fiscal years 2020 and 2019 were $0 and $0, respectively.

The Fund’s Audit Committee Charter requires that the Audit Committee pre- approve all audit and non-audit services to be provided by Deloitte to the Fund and all non-audit services to be provided by Deloitte to the Adviser and service providers controlling, controlled by or under common control with the Adviser (“Affiliates”) that provide on-going services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services, his decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre- approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent accountants during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non- audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, tax services and all other services described above for which Deloitte billed the Fund fees for the fiscal years ended October 31, 2020 and October 31, 2019 were pre-approved by the Audit Committee.

THE INVESTMENT ADVISER AND ADMINISTRATOR

Reaves Asset Management is the Fund’s investment adviser, and its business address is 10 Exchange Place, Jersey City, New Jersey 07302.

ALPS Fund Services, Inc. is the Fund’s administrator, and its business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Trustees and officers of the Fund, officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s Shares (“Covered Persons”), to file reports of ownership and changes in ownership with the SEC and the NYSE American and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations from all Covered Persons, the Fund believes that during the fiscal year ended October 31, 2020, all Section 16(a) filing requirements applicable for Covered Persons were complied with.

BROKER NON-VOTES AND ABSTENTIONS

The affirmative vote of a plurality of votes cast for each Nominee by the holders entitled to vote for a particular Nominee is necessary for the election of a Nominee.

For the purpose of electing Nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report dated April 30, 2021.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with the Board

Shareholders may mail written communications to the Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Fund, 1290 Broadway, Suite 1000, Denver, Colorado 80203. All shareholder communications received by the Secretary will be forwarded promptly to the Board, the relevant Board committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, board, officers, shareholders or other matters relating to an investment in the Fund or is ministerial in nature.

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Fund’s proxy statement and form of proxy for the annual meeting of shareholders to be held in 2022 should be received by the Secretary of the Fund no later than October 27, 2021. In addition, pursuant to the Fund’s By-Laws, a shareholder is required to give to the Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2022 annual meeting no earlier than September 27, 2021 and no later than October 27, 2021. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Fund may solicit proxies in connection with the 2021 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice in accordance with the aforementioned dates. Timely submission of a proposal does not guarantee that such proposal will be included.

HOUSEHOLDING OF PROXY MATERIALS

Shareholders who share the same address and last name may receive only one copy of the proxy materials unless Broadridge, in the case of shareholders of record, or such shareholder’s broker, bank or nominee, in the case of shareholders whose Shares are held in street name, has received contrary instructions. This practice, known as “householding,” is designed to reduce printing and mailing costs. Shareholders desiring to discontinue householding and receive a separate copy of the proxy materials, may (1) if their Shares are held in street name, notify their broker, bank or nominee or (2) if they are shareholders of record, direct a written request to Broadridge.

IF VOTING BY MAIL, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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# EVERY SHAREHOLDER'S VOTE IS IMPORTANT

## EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
*available 24 hours*

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
*available 24 hours*

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING
on April 5, 2021
at 10:00 a.m. Mountain Time.
Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

**Please detach at perforation before mailing.**

**This proxy is solicited on behalf of the Board of Trustees.** The undersigned hereby appoints Karen S. Gilomen and Tanya S. Tancheff and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Reaves Utility Income Fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held via virtual format by conference call on April 5, 2021 at 10:00 a.m. (Mountain time) (the "Meeting"), and at any adjournments or postponements thereof. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

**This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.**

**VOTE VIA THE INTERNET: www.proxy-direct.com**
**VOTE VIA THE TELEPHONE: 1-800-337-3503**

RUI_31915_011421

**PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.**

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**EVERY SHAREHOLDER'S VOTE IS IMPORTANT!**
**VOTE THIS PROXY CARD TODAY!**

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 5, 2021.**
**The Meeting Notice, Proxy Statement and Proxy Card for this Meeting are available at:**
**https://www.proxy-direct.com/alp-31915**

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

**Please detach at perforation before mailing.**

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

**A Proposal** THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

1. Election of two Nominees for Trustee:

| | | FOR ALL | WITHHOLD ALL | FOR ALL EXCEPT |
|---|---|---|---|---|
| 01. E. Wayne Nordberg | 02. Larry W. Papasan | ☐ | ☐ | ☐ |

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____________________________________________

**B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below**

**Note**: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Date (mm/dd/yyyy) — Please print date below | Signature 1 — Please keep signature within the box | Signature 2 — Please keep signature within the box |
|---|---|---|
| / / | | |

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